Value Line Core Bond Fund
(formerly, Value Line Aggressive Income Trust)

Supplement dated January 31, 2013 to
Statement of Additional Information dated December 10, 2012

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Statement of Additional Information and any existing supplements thereto.

Changes in your Fund’s fee rates.

Currently, your Fund’s Management Fee is charged at an annual rate of 0.75% on the first $100 million of the Fund’s average daily net assets and 0.50% on the Fund’s average daily net assets in excess thereof.

Effective February 1, 2013, your Fund’s Management Fee rate will be permanently reduced so that the Management Fee rate is 0.50% on all the Fund’s average daily net assets.  Also effective February 1, 2013, your Fund’s Management Fee rate will be further reduced by waiving 0.10% of the Management Fee.  This further reduction is effective through June 30, 2014 and cannot be changed or terminated during this period unless approved by your Fund’s board and investment adviser, EULAV Asset Management (the “Adviser”).  After giving effect to both the permanent and non-permanent waivers, your Fund’s Management Fee rate will be 0.40% of your Fund’s average daily net assets.

Also effective February 1, 2013, your Fund’s Rule 12b-1 Fee will be charged at a rate of 0.20% of your Fund’s average daily net assets after giving effect to a waiver equal to 0.05% of your Fund’s average daily net assets.  This waiver is effective through June 30, 2014 and cannot be changed or terminated during this period unless approved by your Fund’s board and principal underwriter, EULAV Securities LLC (the “Distributor”). Prior to February 1, 2013, your Fund’s Rule 12b-1 Fee was charged at a rate of 0.15% of average daily net assets after giving effect to a waiver of 0.10% which was effective through June 30, 2013 unless earlier changed or terminated with the approval of your Fund’s board.

In connection with these changes, effective February 1, 2013, the following amendments are made to the Fund’s Statement of Additional Information:

1.	The second paragraph in the section labeled “Investment Advisory and Other Services” on page B-19 is deleted and replaced with the following:

Following a permanent fee reduction effective February 1, 2013, the investment advisory agreement between the Fund and the Adviser provides for a monthly advisory fee at an annual rate equal to 0.50% of the Fund’s average daily net assets.  Prior to this permanent fee reduction, the investment advisory agreement between the Fund and the Adviser provided for a monthly advisory fee at an annual rate equal to 0.75% on the first $100 million of the Fund’s average daily net assets and 0.50% of such net assets in excess thereof.  During the fiscal years ended January 31, 2010, 2011 and 2012, the Fund paid or accrued to the Adviser advisory fees of $263,476, $267,291 and $245,685, respectively.   For the period June 1, 2009 through May 31, 2010, the Adviser contractually agreed to waive the portion of the Fund’s advisory fee equal to 0.30% of the Fund’s average daily net assets.   For the period June 1, 2010 through May 31, 2012, the Adviser contractually agreed to waive the portion of the advisory fee equal to 0.20% of the Fund’s average daily net assets for a one year period.  The fees waived amounted to $115,354, $83,342 and $65,516 for the fiscal years ended January 31, 2010, 2011 and 2012, respectively.   For the period June 1, 2012 through January 31, 2013, the Adviser contractually agreed to waive the portion of the advisory fee equal to 0.20% on the first $100 million of the Fund’s average daily net assets.  For the period February 1, 2013 through June 30, 2014, the Adviser contractually agreed to waive a portion of the advisory fee to lower the rate to 0.40% of the Fund’s average daily net assets.  There can be no assurance that the Adviser will extend the contractual fee waiver beyond June 30, 2014.

2.	The first paragraph in the section labeled “Service and Distribution Plan” on page B-22 is deleted and replaced with the following:

The Plan is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.25% of the Fund’s average daily net assets.  During the fiscal year ended January 31, 2012, fees of $81,895 were accrued under the Plan.  The Distributor paid $47,351 to other broker-dealers and incurred $6,100 in advertising and other marketing expenses.  The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.   For the period June 1, 2011 through January 31, 2013, the Distributor contractually agreed to waive a portion of the Rule 12b-1 fee equal to 0.10% of the Fund’s average daily net assets.  For the fiscal year ended January 31, 2012, fees waived amounted to $32,758.  For the period February 1, 2013 through June 30, 2014, the Distributor contractually agreed to waive a portion of the Rule 12b-1 fee equal to 0.05% of the Fund’s average daily net assets.  There is no assurance that the Distributor will extend the contractual fee waiver beyond June 30, 2014.

* * * * *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE